SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2008
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FAMILY ENTERTAINMENT CORPORATION
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(Exact name of registrant as specified in its charter)

FLORIDA	000-18184	20-0735911
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

433 PLAZA REAL, SUITE 275
BOCA RATON, FL	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 962-4124

Cambridge Park Limited, Inc.
101 Plaza Real South, Suite 217, Boca Raton, FL 33432
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Relocation of Corporate Headquarters

The Registrant has moved its corporate headquarters address from 101 Plaza Real, Suite 217, Boca Raton, Florida 33432 to 433 Plaza Real, Suite 275, Boca Raton, FL 33432.

Item 5.03 Amendment to Articles of Incorporation

The Registrant has changed its name from Cambridge Park Limited, Inc., to Family Entertainment Corporation.  The Registrant has also increased its number of authorized shares of common stock to 300,000,000, and authorized the future issuance of preferred stock in two (2) series, A and B.

Item 8.01 Other Events

Family Entertainment Corporation (the “Company”) is the successor in interest to Cirilium Holdings, Inc. (“Cirilium”), a reporting company trading on the NASDAQ Bulletin Board (Symbol CRLU) until the 2nd quarter of its 2005 fiscal year.  Cirilium last made a required filing with the Securities and Exchange Commission (the “SEC”) on May 20, 2005 on Form 10-Q for the period ending March 31, 2005.  Since the filing on said date, Cirilium has been and remains delinquent with respect to its filings with the SEC.  Beginning December 2006, the Company made a number of corporate changes resulting in a change of name of the Company in February 2007 as well as a significant increase in the shareholder base of the Company; the Company filed an 8-K with respect to the referenced changes on March 15, 2007 but did not include an updated financial statement.

In fiscal year 2007, the Company made a number of acquisitions, including Prestige Cars International, Inc. on February 9, 2007 and AK Entertainment and Marketing, Inc. on December 18, 2007. Prestige Cars International, Inc., Ft. Lauderdale, FL, is a restorer and dealer of pre-owned Rolls Royce, Bentley and other high-end motor cars. AK Entertainment and Marketing, Inc., of Miami, Florida, is the exclusive U.S. distributor for select vertical markets for Boogie Bodies, Inc., Miami, Florida.

Item 9.01 Financial Statements and Exhibits

With the acquisitions referenced in Item 8.01 Other Events, the Company fundamentally changed its strategic focus.  As such, the Company’s new management now believes it necessary to include a report (unaudited) setting forth the financial condition of the Company, including shareholders’ equity, as of December 31, 2007, the end of fiscal year 2007.  The unaudited financial statements attached hereto reflect the new strategic focus of the new company and also place an estimated value of zero to the prior business, assets and liabilities of the prior Cirilium Holdings, Inc.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Family Entertainment Corporation

Date: April 9, 2008	By:	/s/ Donald Platten
Donald Platten
President and Sole Director

ASSETS
CURRENT ASSETS (Cash)	5,289.42
OTHER ASSETS (Investment in Subsidiaries)	59,000.00

TOTAL ASSETS	$64,289.42

LIABILITIES AND STOCKHOLDERS’ EQUITY / (DEFICIT)

CURRENT LIABILITIES	0
LONG TERM LIABILITIES (Notes Payable)	713,877.00
713,877.00

STOCKHOLDER’S EQUITY / (DEFICIT)

Common Stock and Common Stock Purchase Warrants	1,181,938.73
Additional paid-in capital	84,619,701.21
Accumulated Deficit (Cirilium Holdings, Inc.)	(86,442,415.48)
Income (Loss) – Family Entertainment Corporation	(8,812.04)
Total Stockholders’ Equity	699,587.58

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$64,289.42

For the Twelve Months Ended December 31, 2007

NET SALES	$23,000.00

COST OF SALES	20,000.00

Gross Margin	3,000.00

EXPENSES
Legal and Professional Fees	0
Fees for Capital	0
General and Administrative Expenses	11,812.04

TOTAL OPERATING EXPENSES	8,812.04

Net Loss from Operations	(8,812.04)

OTHER INCOME (EXPENSE)
Interest Expense	0

TOTAL OTHER INCOME (EXPENSE)	0

NET LOSS BEFORE INCOME TAXES	(8,812.04)

Provisions for Income Tax	-

Loss from Disposal Discontinued Operations	0

NET LOSS	$(8,812.04)

LOSS PER SHARE – Basic and Diluted	$(.00017)

SHARES OUTSTANDING	51,959,512

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NATURE OF OPERATIONS

NATURE OF OPERATIONS

Family Entertainment Corporation is a diversified Florida holding company with a business plan of owning and operating entertainment marketing and distribution companies in the U.S.   The Company owns two subsidiary operating companies: AK Entertainment and Marketing, Inc., of Miami, Florida, which has the exclusive U.S. distribution rights for select vertical markets in the family entertainment industry for Boogie Bodies, Inc., Miami, Florida; and Prestige Cars International, Inc., a restorer and dealer of pre-owned Rolls Royce, Bentley and other high-end motor cars, including many collector’s editions shipped worldwide.

The company was founded as Superior Growth, Inc. and operated until its merger in January 1989 with SK Technologies, Inc. becoming the survivor. SK Technologies, Inc. changed its name to Cirilium Holdings, Inc. in July 2005.  Cirilium Holdings Inc. changed its name in March 2007 to Cambridge Park Limited, Inc. The Company changed its name to Family Entertainment Corporation in December 2007.

USE OF ESTIMATES

The Company prepares its financial statements in conformity with accounting principles generally accepted in the Unites States of America. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES

The Company accounts for income taxes using the asset and liability method. The differences between the financial statement and tax bases of assets and liabilities are determined annually. Deferred income tax assets and liabilities are computed for those differences that have future tax consequences using the currently enacted tax laws and rates that apply to the period in which they are expected to affect taxable income.  Valuation allowances are established, if necessary, to reduce deferred tax asset accounts to the amounts that will more likely than not be realized.  Income tax expense is the current tax payable or refundable for the period, plus or minus the net change in the deferred tax asset and liability accounts.

LOSS PER SHARE DATA

Net loss per common share for the twelve months ended December 31, 2007 is computed based on the number of shares of common stock outstanding as of December 31, 2007.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of the Company's financial instruments, including accounts receivable and payable, notes receivable and payable and accrued liabilities approximate fair value due to the relatively short period to maturity for these instruments.

NEW ACCOUNTING PRONOUNCEMENTS

None that is applicable in 2007 to company operations.

COMPREHENSIVE INCOME

The Company adopted Statement of Financial Accounting Standard No. 130,  "Comprehensive Income"("SFAS No. 130") which is effective for annual periods ending after December 15, 1997. As provided by SFAS No. 130, reclassification adjustments to prior year amounts are reported in a separate statement of comprehensive income along with current year components of comprehensive income.

NOTE   2 - BASIS OF PRESENTATION AND CONSIDERATIONS RELATED TO CONTINUED EXISTENCE

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  The Company incurred net losses of $8,812.04 for the calendar year ending December 31, 2007.  This factor raises doubt as to the Company's ability to obtain debt and/or equity financing and achieve profitable operations.

The Company's management intends to raise additional operating funds through equity and/or debt offerings.  However, there can be no assurance management will be successful in its endeavors.  Ultimately, the Company will need to achieve profitable operations in order to continue as a going concern.

These conditions raise doubt about the Company's ability to continue as a going concern.  The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

NOTE 3 - INCOME TAXES

Deferred income taxes arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods.  Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate.  Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

At December 31, 2007, the long-term deferred tax asset consists of the following:

2006
Net Operating Loss Carryforward	86,442,415
Contribution Carryforward	-
86,442,415
Less: Valuation Allowance	-
86,442,415

The Company has established a valuation allowance of the full amount of the net deferred tax asset primarily due to the uncertainty in the utilization of the net operating loss carry forwards.

NOTE   4 -  RELATED PARTY TRANSACTIONS

Certain stockholders had made certain advances to the Company on an interest free basis, payable upon demand.  The Company has computed interest on the advances at 8% and has treated the interest of $0 as contributed capital with an offset to interest expense.

During the twelve months ended December 31, 2007, the stockholder paid expenses on the Company’s behalf and advanced the Company approximately, net of $0. The Company repaid a portion of the advances in cash.

NOTE   5  -  NON-CASH TRANSACTIONS

The following non-cash investing and financing activities occurred during the period from January 1, 2007 through December 31, 2007:

In February 2007, the Company issued 50,000 common shares for the acquisition of Prestige Cars International, Inc.

In December 2007, the Company issued 1,500,000 common shares for the acquisition of AK Entertainment and Marketing, Inc.

NOTE   6  -  GOING CONCERN

As reflected in the accompanying consolidated financial statements, the Company has a net loss from continuing operations of $8,814. These conditions raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and expand its business. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company anticipates raising additional working capital through the issuance of debt and equity securities. Management believes that actions presently being taken to obtain additional funding provide the Company the opportunity to operate as a going concern.

NOTE  7 – MANAGEMENT DISCUSSION OF OPERATIONS

The Company completed its acquisitions of Prestige Cars International, Inc., and AK Entertainment and Marketing, Inc. in 2007.  Upon this foundation of new investment, the Company plans a new strategy which is that of owning and operating entertainment marketing and distribution companies in the U.S.